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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 3, 2003
(Date of earliest event reported)                  Commission File No. 333-27341

                           TELEX COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                                              38-1853300
           --------                                              ----------
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

            12000 PORTLAND AVENUE SOUTH, BURNSVILLE, MINNESOTA 55337
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       Registrant's telephone number, including area code: (952) 884-4051



                         THIS DOCUMENT CONTAINS 5 PAGES.

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ITEM 5.         OTHER EVENTS

                On November 3, 2003, Telex Communications, Inc. (the "Company") announced certain matters with respect to its debt refinancing and extension through November 3, 2003 of the consent date under its ongoing exchange offer. The press release issued by the Company announcing the event is attached as Exhibit 99.1.


ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

                99.1 Press Release issued by the Company dated November 3, 2003.




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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            TELEX COMMUNICATIONS, INC.


Dated:  November 3, 2003                    By:  /s/ Gregory W. Richter
                                                --------------------------------
                                                Gregory W. Richter
                                                Vice President and Chief
                                                Financial Officer




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                           Telex Communications, Inc.
                                    Form 8-K

                                  Exhibit Index


       Exhibit No.                   Description
       -----------                   -----------
       99.1                          Press Release issued by the Company dated
                                     November 3, 2003




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